UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 14, 2013

THE JONES GROUP INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)
1411 Broadway New York, New York 10018 (Address of principal executive offices)
(212) 642-3860 (Registrant's telephone number, including area code)
Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of The Jones Group Inc. (the "Company") on June 14, 2013, the stockholders of the Company approved a proposal to amend the Company's 2009 Long Term Incentive Plan (the "Plan") to increase the number of shares of the Company's common stock reserved for issuance thereunder by 3,250,000 shares (the "Amendment"). The Company's Board of Directors had approved the Amendment on February 12, 2013, subject to stockholder approval.

The Plan provides for grants of share-based awards in the form of restricted stock, restricted stock units, stock options and performance-based equity awards, as well as grants of performance cash awards. Awards may be granted to directors, officers, key employees and consultants of the Company and any of its subsidiaries. Prior to the Amendment, the authorized share reserve under the Plan was comprised of 1,850,000 shares that were reserved for issuance when the Plan was approved by stockholders on May 19, 2009, plus 7,566,623 shares that were subject to awards outstanding under the Company's prior equity incentive plans as of that date and were subsequently forfeited, cancelled or subject to stock options that expired at the conclusion of their respective terms unexercised.

A description of the material terms of the Amendment and the Plan is contained in the Company's proxy statement dated May 15, 2013 for the Company's 2013 annual meeting of stockholders (the "2013 Proxy Statement"), under the heading "Item 4. Proposal to Approve an Amendment to the 2009 Long Term Incentive Plan," which proxy section is incorporated herein by reference. That description is qualified in its entirety by reference to the Plan, the full text of which is included as Annex B to the 2013 Proxy Statement and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)  On June 14, 2013, the Company held its annual meeting of stockholders.

(b)  At that meeting, the stockholders elected all of the Company's nominees for director, ratified the selection of BDO USA, LLP as the Company's independent registered public accounting firm for 2013, approved an advisory resolution on executive compensation and approved the proposal to amend the Plan described in Item 5.02 above.  The final voting results for each matter submitted to a vote of stockholders at the meeting are as follows:

1. Election of Directors:

	For	Against	Abstain	Broker Non-Votes
Wesley R. Card	70,341,978	992,530	130,099	4,126,393
Sidney Kimmel	69,965,433	1,266,026	233,148	4,126,393
Matthew H. Kamens	60,941,568	10,277,941	245,098	4,126,393
Gerald C. Crotty	69,759,096	1,452,312	253,199	4,126,393
Lowell W. Robinson	61,529,440	7,483,164	2,452,003	4,126,393
Robert L. Mettler	69,999,823	1,219,335	245,449	4,126,393
Margaret H. Georgiadis	62,019,636	6,992,568	2,452,403	4,126,393
John D. Demsey	70,135,214	1,183,595	145,798	4,126,393
Jeffrey D. Nuechterlein	61,997,887	6,995,400	2,471,320	4,126,393
Ann Marie C. Wilkins	70,476,838	719,271	268,498	4,126,393
James A. Mitarotonda	69,645,244	1,581,943	237,420	4,126,393

2. Ratification of Selection of Independent Registered Public Accounting Firm BDO USA, LLP for 2013:

For	Against	Abstain	Broker Non-Votes
66,345,880	6,828,098	2,417,022	-

3. Advisory Resolution to Approve Named Executive Officer Compensation:

For	Against	Abstain	Broker Non-Votes
51,148,312	17,914,515	2,401,780	4,126,393

4. Approval of an Amendment to the 2009 Long Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
41,838,470	29,493,304	132,833	4,126,393

(c)  Not applicable.

(d)  Not applicable.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	The Jones Group Inc. 2009 Long Term Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES GROUP INC. (Registrant) By: /s/ Ira M. Dansky Ira M. Dansky Executive Vice President, General Counsel and Secretary

 Date: June 17, 2013

Exhibit Index

Exhibit No.	Description
10.1	The Jones Group Inc. 2009 Long Term Incentive Plan, as amended.

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